Summary Prospectus dated December 1, 2015

As revised July 11, 2016

Eaton Vance Emerging Markets Debt Opportunities Fund

Class /Ticker     A / EADOX   I / EIDOX    R6 / EELDX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated December 1, 2015, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 18 of the Fund's Prospectus and page 18 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	n/a	n/a
Other Expenses*	0.68%	0.68%	0.63%
Total Annual Fund Operating Expenses	1.58%	1.33%	1.28%
Expense Reimbursement(1)	(0.43)%	(0.43)%	(0.43)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.15%	0.90%	0.85%

*

Based on estimates for the current fiscal year for Class A and Class I.

(1)

The investment adviser and administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.15% for Class A shares, 0.90% for Class I shares and 0.85% for Class R6 shares.  This expense reimbursement will continue through November 30, 2016.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$587	$910	$1,256	$2,229
Class I shares	$92	$379	$688	$1,564
Class R6 shares	$87	$363	$661	$1,507

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally seeks its investment objective of total return by investing significantly in securities (including income instruments), derivatives and other instruments to establish long and short investment exposures to emerging markets. Total return is defined as income plus capital appreciation.  Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in (i) income instruments issued by emerging market entities or sovereign nations, and/or (ii) derivative instruments denominated in or based on the currencies, interest rates or issues of emerging market countries (the “80% Policy”).  Except as noted below, the Fund’s short investment exposures to emerging markets will not exceed 20% of net assets and its short exposures to the euro will not exceed 30% of net assets (after netting corresponding long positions). The Fund expects to hold U.S. Treasury, government agency and agency mortgage-backed securities (and derivatives thereon) to use as collateral for its derivative positions and to help manage duration.  The limitations on short exposures do not apply to positions intended to manage exposure to duration.

The Fund seeks to outperform its benchmark, the JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (the “Index”), however there can be no assurance that it will do so.  Under normal market conditions, the investment adviser seeks to meet the Target Ranges set forth below for each specified Category over a full market cycle (typically 5-7 years); however, the Fund’s actual or realized results may be materially higher or lower depending on market conditions and results over shorter or longer market cycles may differ.  The following Target Ranges are included to illustrate the targeted Category characteristics of the Fund.

Category	Target Ranges
Beta to Index	0.4 – 0.8
Correlation to Index	0.7 – 0.9
Return/Alpha	Index + 0 to 2%
Volatility	6 – 9%
Country Weights	0 – 15%
Number of Countries	20 – 50
Duration	1 – 8 years

The Fund seeks to generate return/alpha primarily through its country selection, currency management, trading/execution, security selection and duration decision (listed in anticipated order of contribution, but results may differ).

The Fund will have significant exposure to foreign currencies and duration and its investments in a particular geographic region or country also may be significant.  The Fund’s investment adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging markets.  An emerging market country is any country determined by the Fund’s investment adviser to have an emerging market economy, considering factors such as the country’s political and economic stability, and the development of its financial and capital markets.  Emerging market countries include so-called frontier market countries, which generally are considered by the portfolio managers to be countries that (i) are not included in the Index, or (ii) represent 2% or less of the Index.  An emerging market entity is an entity that is located in, or issues securities or other investments denominated in the currency of an emerging market country or has significant economic exposure to an emerging market, including but not limited to a corporate, national and local government, and quasi-government entities.  The Fund does not invest in developed countries, except for purposes of hedging, gaining exposure to fixed-income securities denominated in currencies of emerging market countries and investments (including through derivative investments) in U.S. Treasuries and U.S. government agency securities, and agency mortgage-backed securities.  The investment adviser currently considers the following countries to be developed: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom and United States.

The Fund invests in fixed-income securities of any credit rating, including without limit those rated below investment grade (often referred to as junk bonds) and other debt instruments and may purchase and sell a wide variety of derivative instruments. The Fund expects to achieve certain exposures primarily through derivative transactions, including (but not limited to) forward foreign currency exchange contracts; futures on securities, indices, currencies, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund. The

Eaton Vance Emerging Markets Debt Opportunities Fund

Summary Prospectus dated December 1, 2015 as revised July 11, 2016

Fund’s use of derivatives is expected to be extensive and there is no stated limit to their use. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks, for speculation purposes to gain certain types of exposures and/or as a substitute for the purchase or sale of securities or currencies. The Fund may engage in repurchase agreements, reverse repurchase agreements and forward commitments.

In managing the Fund, the investment adviser adjusts investments in an effort to take advantage of differences in countries, currencies, interest rates and credits based on its global macroeconomic and political analysis. The investment adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose. The investment adviser considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives or other instruments) in determining the most efficient means for achieving desired exposures.

For purposes of determining compliance with the Fund’s short exposure asset tests, the absolute value of the notional amount of the long and short derivative positions is included. For purposes of determining compliance with the Fund’s 80% Policy, the Fund will only include the market value of its derivative positions.

Principal Risks

Foreign and Emerging Market Investment Risk. Because the Fund invests a significant portion of its assets in foreign instruments, the value of shares may be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market stocks often involve higher risk than developed market stocks.  Trading in foreign markets often involves higher expense than trading in the United States. The foregoing risks may be greater in frontier markets. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates.

Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign or government entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign or government entity to renegotiate defaulted debt may be limited. Therefore, losses on sovereign or government defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.  Fixed income markets have recently experienced a period of relatively high volatility. As a result of the Federal Reserve’s action to end its quantitative easing stimulus program as well as the possibility that it may unwind the program and/or initiate a policy to raise short term interest rates, fixed income markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. The use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, reverse repurchase agreements, forward commitment transactions and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if

Eaton Vance Emerging Markets Debt Opportunities Fund

Summary Prospectus dated December 1, 2015 as revised July 11, 2016 it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Credit Risk.  Investments in debt obligations are subject to the risk of non-payment of scheduled principal and interest.  Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a debt obligation also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of fixed-income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes.  Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of fixed-income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel.  This may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated investments (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Risk of U.S. Government-Sponsored Agencies.  Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Geographic Risk.  Because the Fund may invest significantly in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that invests more broadly.

Risks of Repurchase Agreements and Reverse Repurchase Agreements.  In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of the Fund borrowing funds (and the counterparty making a loan), they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Risks Associated with Active Management.  The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks.  The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Eaton Vance Emerging Markets Debt Opportunities Fund

Summary Prospectus dated December 1, 2015 as revised July 11, 2016

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index and with a blended index.  The return in the bar chart is for Class A shares and does not reflect a sales charge.  If the sales charge was reflected, the return would be lower.  Effective September 3, 2015, the Fund began offering Class A and Class I shares and the Fund’s existing share class was redesignated as Class R6 shares.  Past performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2013 through December 31, 2014, the highest quarterly total return for Class A was 2.50% for the quarter ended June 30, 2014, and the lowest quarterly return was
–2.57% for the quarter ended December 31, 2014.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2014 to September 30, 2015) was –5.73%.

Average Annual Total Return as of December 31, 2014	One Year	Life of Fund
Class A Return Before Taxes	–4.44%	–3.54%
Class A Return After Taxes on Distributions	–5.96%	–5.08%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–2.43%	–3.32%
Class I Return Before Taxes	0.33%	–1.04%
Class R6 Return Before Taxes	0.33%	–1.04%
JPMorgan Government Bond Index: Emerging Market (JPM GBI–EM) Global Diversified (Unhedged) (reflects no deduction for fees, expenses or taxes)	–5.72%	–8.22%
Blended Index (reflects no deduction for fees, expenses or taxes)*	0.14%	–3.15%

* The blended index consists of 50% JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified, 25% JPMorgan Emerging Market Bond Index Global Diversified and 25% JPMorgan Corporate Emerging Markets Bond Index Broad Diversified.

These returns reflect the maximum sales charge for Class A (4.75%).  Class R6 commenced operations on February 4, 2013.  The Class A performance shown above for the period prior to September 3, 2015 (commencement of operations) is the performance of Class R6 shares, adjusted for the sales charge that applies to Class A shares but not adjusted for any other differences in the expenses of the two classes and the Class I performance shown above for the period prior to September 3, 2015 (commencement of operations) is the performance of Class R6 shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Portfolio Managers

John R. Baur, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

Michael A. Cirami, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

Eric A. Stein, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

Eaton Vance Emerging Markets Debt Opportunities Fund

Summary Prospectus dated December 1, 2015 as revised July 11, 2016

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6574 7.11.16	© 2016 Eaton Vance Management

Eaton Vance Emerging Markets Debt Opportunities Fund

Summary Prospectus dated December 1, 2015 as revised July 11, 2016